GGM Macro Alignment ETF

(Symbol: GGM)

Exchange: NYSE Arca, Inc.

SUMMARY PROSPECTUS

September 25, 2023

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated September 25, 2023 are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Fund online at www.ggmetf.com/fund-documents. You can also obtain these documents at no cost by calling 1-800-966-9991 or by sending an email request to Fulfillment@ultimusfundsolutions.com.

Investment Objective. The primary investment objective of the GGM Macro Alignment ETF (the “Fund”) is to seek to provide long-term capital appreciation.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.74%
Other Expenses(1)	0.00%
Acquired Fund Fees and Expenses(2)	0.14%
Total Annual Fund Operating Expenses	0.88%
(1)	Estimated for the current fiscal year.
(2)	This number represents the combined total fees and operating expenses of the Acquired Funds owned by the Fund and is not a direct expense incurred by the Fund or deducted from the Fund assets.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years
$90	$281

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. The Fund has only recently commenced operations.

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Principal Investment Strategies. The Fund is an actively managed exchange-traded fund (“ETF”) that may engage in active trading. The Fund will use a “fund of funds” approach, and seeks to achieve its investment objective by investing in the shares of market sector, sub-sector, and “style” exchange-traded funds (each an “Underlying Sector ETF, Underlying Sub-Sector ETF, and Underlying Style ETF,” respectively, and, collectively, the “Underlying Sector, Sub Sector, and Style ETFs” or “Underlying ETFs”). Each Underlying Sector, Sub-Sector and Style ETF is an “index fund” that invests in the equity securities of companies in a particular U.S market sector, sub-sector, or market style (e.g., size specific (large cap, mid cap, or small cap), investment style specific (growth or value), or fixed income), respectively. The objective of each Underlying Sector, Sub-Sector, or Style ETF is to track its respective underlying sector, sub-sector or style index by replicating the securities in the underlying sector, sub-sector, or style index.

Under normal market conditions, the Fund will invest substantially all of its assets in five Underlying Sector, Sub-Sector, or Style ETFs with an equal weighting across (i) three different Underlying Sector ETFs each representing a different U.S. market sector – Communication Services, Consumer Discretionary, Consumer Staples, Energy, Financials, Health Care, Industrials, Information Technology, Materials, Real Estate, or Utilities – and (ii) two different Underlying Sub-Sector or Style ETFs each representing a different sub-sector or market style. Subsectors include Telecom, Biotech, Transports, Media, Food and Beverage, Leisure, Aerospace & Defense, Homebuilders, Semiconductors, Tech Biotech, Retail, Medical Devices, Pharmaceuticals, Real Estate, Water Resources, Capital Markets, Insurance, Energy Equipment, Oil Gas and Consumable Fuels, Metals and Mining, Regional Banks, Broker Dealers, Defense, Global Infrastructure, Clean Energy, Nuclear, Gaming, Solar, Wind, Timber, Hard Asset Producers, Autos, and Healthcare Services. Market styles include Large Capitalization, Mid Capitalization, Small Capitalization, Growth, Value (or a combination of size and investment styles), and Fixed Income. The Fund intends to invest in a single ETF to represent a market sector, sub-sector, or style. The five Underlying Sector, Sub-sector, and Style ETFs are equally weighted as the first line of defense to maximize diversification so that no single sector, sub-sector, or style can swing performance dramatically in one direction or the other.

The Fund employs a strategy that attempts to align the Underlying Sector, Sub-Sector and Style ETFs with the direction of the U.S. economy. By employing a quantitative, rules-based process, the Fund attempts to

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identify the economic condition of the upcoming quarter based on the rate of change of economic variables, including the pace of growth and rate of inflation. The Fund then shifts and rebalances the underlying holdings into the three Underlying Sector ETFs and two Underlying Sub-Sector or Style ETFs with the highest rolling back-tested return percentage for the corresponding forecasted economic condition that meet the qualifying criteria discussed below. The five Underlying ETFs will be rebalanced at the end of each quarter but the Underlying ETFs and represented sectors, sub-sectors and market styles may or may not change based on the forecasted economic condition of the upcoming quarter.

When selecting specific Underlying Sector, Sub-Sector and Style ETFs, the Adviser searches for sector, sub-sector, or style ETFs that satisfy certain qualifying criteria, namely have low expenses, minimal tracking error to the underlying indexes, and sufficient liquidity. The Underlying Sector, Sub-Sector, and Style ETFs are unaffiliated with the Adviser, and invest solely in U.S.-based issuers. The market capitalization of the underlying portfolio securities of the Underlying Sector, Sub-Sector, and Style ETFs vary and have no limit. Each Underlying Sector, Sub-Sector, or Style ETF varies in composition and may either be diversified or non-diversified. The number of portfolio companies in each of the Underlying Sector, Sub-Sector, and Style ETFs generally ranges from a lower-end of approximately 100 portfolio companies to a higher-end of approximately 400 portfolio companies.

The Trading Sub-Adviser is responsible for executing portfolio transactions and implementing the Adviser’s decisions for the Fund.

Principal Risks. Remember that in addition to possibly not achieving your investment goals, you could lose money by investing in the Fund. The following summarizes the principal risks of investing in the Fund. These risks affect the Fund directly as well as through the Underlying ETFs in which it invests.

·	Active Management Risk. The Adviser’s judgments about the growth, value or potential appreciation of an investment may prove to be incorrect or fail to have the intended results, which could adversely impact the Fund’s performance and cause it to underperform relative to other funds with similar investment goals or relative to its benchmark, or not to achieve its investment goal.
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·	Credit Risk. Debt issuers and other counterparties may be unable or unwilling to make timely interest and/or principal payments when due or otherwise honor their obligations. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also adversely affect the value of an Underlying Fixed Income ETF’s investment in that issuer. The degree of credit risk depends on an issuers or counterparty’s financial condition and on the terms of an obligation.
·	Early Close/Trading Halt Risk. An exchange or market may close or impose a market trading halt or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.
·	ETF Structure Risk. The Fund is structured as an ETF and as a result is subject to the special risks, including:
o	Authorized Participant Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to net asset value and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for exchange traded funds (“ETFs”) that invest in non-U.S. securities or other securities or instruments that have lower trading volumes.
o	Not Individually Redeemable. Shares are not individually redeemable to retail investors and may be redeemed only by the ETF only to Authorized Participants at NAV in large blocks known as “Creation Units.” An Authorized Participant may incur brokerage costs purchasing enough Shares to constitute a Creation Unit.
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o	Trading Issues. An active trading market for the Shares may not be developed or maintained. Trading in Shares on NYSE Arca (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange, which may result in the trading of the Shares being suspended or the Shares being delisted. An active trading market for the Shares may not be developed or maintained. If the Shares are traded outside a collateralized settlement system, the number of financial institutions that can act as Authorized Participants that can post collateral on an agency basis is limited, which may limit the market for the Shares.
o	Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security.
•	In times of market stress, market makers may step away from their role market making in the Shares of ETFs and in executing trades, which can lead to differences between the market value of Shares and an ETF’s NAV.
•	The market price of the Shares may deviate from an ETF’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for Shares than an ETF’s NAV, which is reflected in the bid and ask price for Shares or in the closing price.
•	When all or a portion of an ETFs underlying securities trade in a market that is closed when the market for the Shares is open, there may be changes from the last quote of the closed market and the quote from an ETF’s domestic trading day, which could lead to differences between the market value of the Shares and an ETF’s NAV.
•	In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of an ETF’s portfolio. This adverse effect on the liquidity of the Shares may, in turn, lead to differences between the market value of the Shares and an ETF’s NAV.
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·	Equity Securities Risk. Fluctuations in the value of equity securities held by an Underlying ETF will cause the net asset value (“NAV”) of the Underlying ETF and the price of its shares (“Shares”) to fluctuate. Common stock of an issuer in the Underlying ETF’s portfolio may decline in price if the issuer fails to make anticipated dividend payments. Common stock will be subject to greater dividend risk than preferred stocks or debt instruments of the same issuer. In addition, common stocks have experienced significantly more volatility in returns than other asset classes.
·	Fixed-Income Risk. The value of Underlying Fixed Income ETFs will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Underlying Fixed Income ETF. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the Underlying Fixed Income ETF later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Underlying Fixed Income ETF (and the value of the Fund’s investment in Underlying Fixed Income ETF, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments. Recently, interest rates have been to rise from historically low levels. A continuing rise in interest rates could result in a decline in the value of the bond investments held by an Underlying Fixed Income ETF. As a result, for the present, interest rate risk may be heightened.
·	Fund of Funds Risk. The Fund pursues its investment objective by investing its assets in the Underlying ETFs rather than investing directly in stocks, bonds, cash or other investments. The Fund’s investment performance depends on the investment performance of the Underlying ETFs in which it invests. An investment in the Fund is subject to the risks associated with the Underlying ETFs that comprise the Underlying Index.
·	Growth Investing Risk. An investment by an Underlying ETF in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions and may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer.
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·	Income Risk. An Underlying Fixed Income ETF’s income may decline if interest rates fall. This decline in income can occur because the Underlying Fixed Income ETF may subsequently invest in lower yielding bonds as bonds in its portfolio mature, are near maturity or are called, bonds in an index are substituted, or the Underlying Fixed Income ETF otherwise needs to purchase additional bonds.
·	Interest Rate Risk. An increase in interest rates may cause a fall in the value of the fixed income securities in which an Underlying Fixed Income ETF may invest. Declines in value are greater for fixed income securities, as well as funds, with longer maturities or durations. Duration measures the sensitivity of a security’s price to changes in interest rates. This measure incorporates a security’s coupon, maturity, and call features, among other factors.
·	Investing in Underlying ETFs Risk. Underlying ETFs may trade in the secondary market at prices below the value of their underlying portfolios and may not be liquid. Underlying ETFs that track an index are subject to tracking error and may be unable to sell poorly performing assets that are included in their index or other benchmark. Underlying ETFs are also subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying ETFs and may be higher than other funds that invest directly in stocks and bonds. The Fund may also be subject to certain other risks specific to each Underlying ETF. See also “ETF Structure Risk” above.
·	Large Cap Securities Risk. The value of investments in larger companies may not rise as much as smaller companies, or larger companies may be unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes.
·	Limited History of Operations Risk. The Fund is a new ETF with a limited history of operations for investors to evaluate.
·	Market Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions.
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The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on the U.S. financial market. The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on the U.S. financial market. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

·	Mid Cap Securities Risk. The securities of mid cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.
·	Sector Risk. Sector risk is the possibility that all stocks within the same group of industries will decline in price due to sector-specific market or economic developments. The Fund may be overweight in certain sectors at various times prior to quarterly rebalancing as a result of market movement.
·	Small Cap Securities Risk. The risk that the securities of small-cap companies may be more volatile and less liquid than the securities of companies with larger market capitalizations. These small-cap companies may not have the management experience, financial resources, product diversification and competitive strengths of large or mid-cap companies, and, therefore, their securities tend to be more volatile than the securities of larger, more established companies. Small capitalization companies may also have a narrower geographic and product/service focus and be less well known to the investment community, resulting in more volatile share prices and a lack of market liquidity.

Value Investing Risk. An Underlying ETF may invest in value stocks. Value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock deemed to be undervalued by the relevant index methodology may actually be appropriately priced or overvalued.

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Performance. Because the Fund has only recently commenced investment operations, no performance information is presented for the Fund at this time. In the future, performance information will be presented in this section of the Summary Prospectus. Also, shareholder reports containing financial and performance information will be mailed to shareholder semi-annually. Updated performance information will be available at no cost at www.ggmetf.com or by calling 1-800-966-9991. In the future, performance information will be presented in this section of the Summary Prospectus.

Investment Adviser. Grant/GrossMendelsohn, LLC doing business as GGM Wealth Advisors serves as the Fund’s investment adviser.

Trading Sub-Adviser: Penserra Capital Management LLC (the “Trading Sub-Adviser”) serves as the Fund’s trading sub-adviser.

Portfolio Managers. The Adviser uses a team approach to manage the Fund with the following individual serving as the Fund’s portfolio managers:

Portfolio Managers	Primary Title	With the Fund since
Jeffrey G. Johnson	Lead Portfolio Manager; President & Managing Director of the Adviser	September 2023
Michael D. Little	Director of Wealth Management, Chief Compliance Officer of the Adviser	September 2023
Steven T. Hannigan	Director of Investment Research of the Adviser	September 2023
Mark D. Bauer	Head of Research & Analytics of the Adviser	September 2023
Ryan M. Baldwin	Senior Wealth Advisor of the Adviser	September 2023

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Purchase and Sale of Fund Shares. The Fund issues and redeems Shares on a continuous basis at NAV only in large blocks of Shares called “Creation Units.” Individual Shares of the Fund may only be purchased and sold in secondary market transactions through a broker dealer. Because Shares are listed for trading on the Exchange and trade at market prices rather than NAV, Shares may trade at a price that is greater than, at, or less than, NAV. Investors may incur costs attributable to the differences between the highest price a buyer is willing to pay to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Recent information, including the Fund’s net asset value, premiums and discounts, and bid-ask spreads, is available online at www.ggmetf.com.

Tax Information. The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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